Stock-Based Compensation	9 Months Ended
Sep. 30, 2018
John Keeler & Co., Inc. [Member]
Stock-Based Compensation

Note 6.	Stock-Based Compensation

On March 31, 2018 the company issued options totaling 104 shares to an employee of the company. This Option grant was approved by the shareholder at the time of the grant.

We accounted for the Stock options using a Black-Sholes valuation model utilizing an expected term of 5 years, a volatility factor of 51.76% and a compounded risk free interest rate of 2.84%. The Exercise price of the option was equal to the fair market value of the company’s common stock at the date of the grant and have a 10 year term. These options were accounted for as fully vested and will become fully vested as of the close of the merger between John Keeler & Co., Inc. and Blue Star Foods Corp (formerly A.G. Acquisition Group II, Inc.)

The probability for vesting of this option was analyzed as of September 30, 2018 based upon certain milestones that are necessary for the vesting. It was determined that as of September 30, 2018 that the probability that these options will vest was 47.5%, therefore, no option expense was recognized for the period.

Stock Options
	Options	Average Price	Average Life (in Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2017	-	$-
Granted	104	10,000.00
Exercised	-
Forfeited/Expired	-
Outstanding as of September 30, 2018	104	$10,000.00	9.50	$-

Exercisable at September 30, 2018	-	-		$-

Stock Based Compensation for the grant of these options is approximately $496,293. This expense will be recognized when the probability of the vesting condition is certain.

The vesting condition was met on November 8, 2018 via the execution of an Agreement and Plan of Merger and Reorganization with Blue Star Foods Corp. (Formerly A.G. Acquisition Group II, Inc. and Blue Star Acquisition Corp.